SUPPLEMENT TO THE FIDELITY EXPORT AND MULTINATIONAL FUND
OCTOBER 23, 1997
PROSPECTUS
The following information supplements the information found in the "Charter" section under the heading "FMR and Its Affiliates" on page 9:
Adam Hetnarski is an associate manager for Export and Multinational, which he has managed since July 1998. Previously, he managed other Fidelity funds. Since joining Fidelity in 1991, Mr. Hetnarski has worked as an analyst and manager.